UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22435

Kayne Anderson Energy Development Company

(Exact name of registrant as specified in charter)

811 Main Street, 14th Floor, Houston, Texas	77002
(Address of principal executive offices)	(Zip code)

David Shladovsky, Esq.

KA Fund Advisors, LLC, 811 Main Street, 14th Floor, Houston, Texas 77002

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 493-2020

Date of fiscal year end: November 30, 2015

Date of reporting period: May 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The report of Kayne Anderson Energy Development Company (the “Registrant”) to stockholders for the semi-annual period ended May 31, 2015 is attached below.

Energy Development Company

KED Semi-Annual Report

May 31, 2015

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:    This report of Kayne Anderson Energy Development Company (the “Company”) contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Company’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; master limited partnership (“MLP”) industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Company’s filings with the Securities and Exchange Commission (“SEC”). You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Company’s investment objectives will be attained.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Company Overview

Kayne Anderson Energy Development Company is a non-diversified, closed-end fund that commenced operations on September 21, 2006. We are a taxable corporation, paying federal and applicable state taxes on our taxable income. Our investment objective is to generate both current income and capital appreciation primarily through equity and debt investments. We seek to achieve this objective by investing at least 80% of our total assets in securities of Energy Companies. A key focus area for our investments is equity and debt investments in private and public entities structured as limited partnerships (“MLPs”). We also own equity and debt investments in Upstream, Midstream and Other Energy Companies (as such terms are defined in Note 1 – Organization).

As of May 31, 2015, we had total assets of $461 million, net assets applicable to our common stock of $302 million (net asset value of $28.61 per share), and 10.5 million shares of common stock outstanding. As of May 31, 2015, we held $445 million in equity investments and no debt investments.

Recent Events

On July 23, 2015, Kayne Anderson Capital Advisors, L.P. (the managing member of our investment adviser) and Ares Management, L.P. entered into a definitive merger agreement to create Ares Kayne Management, L.P. The transaction is expected to close on or around January 1, 2016, subject to customary regulatory approvals and other closing conditions. See Note 13 — Subsequent Events.

Results of Operations — For the Three Months Ended May 31, 2015

Investment Income.    Investment income totaled $1.3 million for the quarter. We received $6.9 million of dividends and distributions during the quarter, of which $5.6 million was treated as a return of capital. During the second quarter, the Arc Logistics Partners LP private investment in public equity (“PIPE investment”) closed, resulting in a reduction to other income of $0.04 million and a corresponding unrealized gain related to the commitment fee earned on the transaction. We also received $0.13 million of paid-in-kind dividends, which are not included in investment income but are reflected as an unrealized gain.

Operating Expenses.    Operating expenses totaled $2.5 million, including $1.5 million of investment management fees (net of a $0.5 million fee waiver), $0.6 million of interest expense (including non-cash amortization of debt issuance costs of $0.2 million) and $0.3 million of other operating expenses. On April 10, 2015, we closed a private placement of $25 million of Mandatory Redeemable Preferred Shares (the “MRP Shares”). Preferred stock distributions during the quarter related to the MRP Shares were $0.1 million.

Net Investment Loss.    Our net investment loss totaled $0.7 million and included a deferred tax benefit of $0.5 million.

Net Realized Gains.    We had net realized gains from investments of $2.5 million, consisting of realized gains of $4.0 million and a deferred tax expense of $1.5 million.

Net Change in Unrealized Gains.    We had a net decrease in unrealized gains of $8.0 million. The net decrease consisted of $12.7 million of unrealized losses from investments and a deferred tax benefit of $4.7 million.

Net Decrease in Net Assets Resulting from Operations.    We had a decrease in net assets resulting from operations of $6.1 million. This decrease was comprised of a net investment loss of $0.7 million, net realized gains of $2.5 million and a decrease in unrealized gains of $8.0 million, as noted above.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Distributions to Common Stockholders

We pay quarterly distributions to our common stockholders, funded generally by net distributable income (“NDI”) generated from our portfolio investments. NDI is the amount of income received by us from our portfolio investments less operating expenses, subject to certain adjustments as described below. NDI is not a financial measure under the accounting principles generally accepted in the United States of America (“GAAP”). Refer to the “Reconciliation of NDI to GAAP” section below for a reconciliation of this measure to our results reported under GAAP.

Income from portfolio investments includes (a) cash dividends and distributions, (b) paid-in-kind dividends or non-cash distributions received, and (c) interest income from debt securities and commitment fees from PIPE investments.

Operating expenses include (a) investment management fees paid to KAFA, (b) other expenses (mostly comprised of fees paid to other service providers) and (c) interest expense and preferred stock distributions.

Net Distributable Income (NDI)

(amounts in millions, except for per share amounts)

Three Months Ended May 31, 2015
Distributions and Other Income from Investments
Dividends and Distributions(1)	$6.90
Paid-In-Kind Dividends(1)	0.13

Total Distributions from Investments	7.03
Expenses
Net Investment Management Fee	(1.51)
Other Expenses	(0.27)
Interest Expense	(0.39)
Preferred Stock Distributions	(0.12)

Net Distributable Income (NDI)	$4.74

Weighted Shares Outstanding	10.53
NDI per Weighted Share Outstanding	$0.450

Adjusted NDI per Weighted Share Outstanding(2)	$0.475

Distributions paid per Common Share(3)	$0.530

(1)	See Note 2 — Significant Accounting Policies to the Financial Statements for additional information regarding paid-in-kind and non-cash dividends and distributions.

(2)	Adjusted NDI includes $0.3 million of consideration that we received in the Access Midstream Partners, L.P./Williams Partners L.P. and Energy Transfer Partners, L.P./Regency Energy Partners LP transactions, which represents the portion of the merger consideration that was intended to offset lower distributions ($1.1 million of total consideration amortized over a four-quarter period). Please see below for a discussion of recent merger activity and its impact on our NDI and Adjusted NDI.

(3)	The distribution of $0.530 per share for the second quarter of fiscal 2015 was paid on July 17, 2015.

Payment of future distributions is subject to Board of Directors approval, as well as meeting the covenants of our credit facility and terms of our preferred stock. Because our quarterly distributions are funded primarily by NDI generated from our portfolio investments, the Board of Directors, in determining our quarterly distribution to common stockholders, gives a significant amount of consideration to the NDI and Adjusted NDI generated in

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

the current quarter, as well as the NDI that our portfolio is expected to generate over the next twelve months. The Board of Directors also considers other factors, including but not limited to, realized and unrealized gains generated by the portfolio.

There has been an extraordinary amount of merger activity in the MLP sector over the last year, and these mergers have generally been accomplished by the acquisition of the higher-yielding entity by the lower-yielding entity. Recent examples of transactions of this kind include: Kinder Morgan, Inc.’s acquisition of its subsidiary MLPs (Kinder Morgan Energy Partners, L.P. and El Paso Pipeline Partners, L.P.) in November 2014; Access Midstream Partners, L.P.’s acquisition of Williams Partners L.P. in February 2015 (the combined entity was renamed Williams Partners L.P.); and Energy Transfer Partners, L.P.’s acquisition of Regency Energy Partners LP in April 2015. In addition, there have been three other transactions that have been announced but have not closed: Crestwood Equity Partners LP’s acquisition of Crestwood Midstream Partners LP; The Williams Companies, Inc.’s acquisition of Williams Partners L.P.; and MPLX LP’s acquisition of MarkWest Energy Partners, L.P.

These mergers have had an impact on us in two ways. First, in certain cases, the acquiring entity has deemed part of the merger consideration to be compensation to help offset the lower quarterly distribution that unitholders of the acquired entity would receive after closing. Given that this portion of the merger consideration was to help offset lower distributions, we believe it to be appropriate to include these amounts in Adjusted NDI, and this merger consideration was one of the factors that the Board of Directors considered in determining the quarterly distribution. Secondly, the resulting NDI, even after giving effect to the adjustments described above, is often lower as a result of these mergers. However, we believe that the resulting merged entities will generally have higher distribution growth rates, and more stable cash flows. While our NDI is lower as a result of these transactions, we expect NDI growth to offset this decline in the next several quarters.

Over the past few years, we have elected to distribute less than our Adjusted NDI, in part, to provide some flexibility to distribute more than our Adjusted NDI due to circumstances beyond our control that we believe to be temporary in nature. For example, while our distribution for the fiscal second quarter was below Adjusted NDI, the aggregate Adjusted NDI over the preceding 12 quarters was $1.5 million or $0.14 per share higher than the distributions over that time period.

Reconciliation of NDI to GAAP

The difference between distributions and other income from investments in the NDI calculation and total investment income as reported in our Statement of Operations is reconciled as follows:

•

GAAP recognizes that a significant portion of the cash distributions received from MLPs is characterized as a return of capital and therefore excluded from investment income, whereas the NDI calculation includes the return of capital portion of such distributions.

•

NDI includes the value of paid-in-kind dividends and distributions, whereas such amounts are not included as investment income for GAAP purposes during the period received, but rather are recorded as unrealized gains upon receipt.

•

NDI includes commitment fees from PIPE investments, whereas such amounts are generally not included in investment income for GAAP purposes, but rather are recorded as a reduction to the cost of the investment.

•

From time to time, certain of our investments in debt securities may be purchased at a discount or premium to the par value of such security. When making such investments, we consider the security’s yield to maturity, which factors in the impact of such discount (or premium). Interest income reported under GAAP includes the non-cash accretion of the discount (or amortization of the premium) based on

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

the effective interest method. When we calculate interest income for purposes of determining NDI, in order to better reflect the yield to maturity, the accretion of the discount (or amortization of the premium) is calculated on a straight-line basis to the earlier of the expected call date or the maturity date of the debt security.

The treatment of expenses included in NDI also differs from what is reported in the Statement of Operations as follows:

•

The non-cash amortization or write-offs of capitalized debt issuance costs and preferred stock offering costs related to our financings is included in interest expense and distributions on mandatory redeemable preferred stock for GAAP purposes, but is excluded from our calculation of NDI.

Liquidity and Capital Resources

At May 31, 2015, we had total leverage outstanding of $95 million, which represented 21% of total assets and was comprised of $25 million of MRP Shares and $70 million outstanding under our senior secured credit facility (the “Credit Facility”). The Credit Facility includes a $70 million secured term loan (the “Term Loan”) and a $120 million secured revolving credit facility (the “Revolving Credit Facility”). As of May 31, 2015, we had $70 million outstanding under the Term Loan and did not have any borrowings outstanding under the Revolving Credit Facility.

The Term Loan matures on August 28, 2018, and the maturity date of the Revolving Credit Facility is August 28, 2017. Outstanding loan balances on the Term Loan accrue interest daily at a rate equal to LIBOR plus 1.35%. The interest rate of the Revolving Credit Facility is equal to LIBOR plus 1.60%, and we pay a commitment fee of 0.30% per annum on any unused amounts. If total borrowings under the Credit Facility exceed the borrowing base attributable to “quoted” securities (generally defined as equity investments in securities traded on an exchange and investments in bank debt and high yield bonds that are traded), the interest rate on the Term Loan and Revolving Credit Facility will increase to LIBOR plus 2.00% and LIBOR plus 3.00%, respectively, and the commitment fee on the Revolving Credit Facility will increase to 0.50%.

The maximum amount that we can borrow under our Credit Facility is limited to the lesser of $190 million ($70 million on the Term Loan and the $120 million commitment on the Revolving Credit Facility) and our borrowing base. Our borrowing base, subject to certain limitations, is generally calculated by multiplying the fair value of each of our investments by an advance rate. The total contribution to our borrowing base from private MLPs is limited to no more than 25% of the total borrowing base, and the contribution to our borrowing base from any single issuer of quoted securities and non-quoted securities is limited to no more than 12.5% and 7.5%, respectively, of the total borrowing base.

As of May 31, 2015, our total borrowings of $70 million represented 34% of the borrowing base of $208 million (34% of the borrowing base of $205 million attributable to quoted securities). As of July 27, 2015, we had $70 million borrowed on the Term Loan (at an interest rate of 1.54%) and no borrowings outstanding under the Revolving Credit Facility ($120 million of undrawn capacity). Our total borrowings of $70 million represented 39% of the borrowing base of $181 million (39% of the borrowing base of $179 million attributable to quoted securities). As of this same date, we had $20 million of cash.

Our MRP Shares were issued in a private placement with an institutional investor on April 10, 2015. The MRP Shares have a five-year term and pay quarterly dividends at a rate of 3.37% per annum. The issuance of the MRP Shares was the first issuance under a three-year, $100 million uncommitted private shelf facility provided by the institutional investor.

At May 31, 2015, our asset coverage ratios under the Investment Company Act of 1940, as amended (the “1940 Act”), were 567% for debt and 418% for total leverage (debt plus preferred stock). Our target asset

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

coverage ratio with respect to our debt is 385%, but at times we may be above or below our target depending upon market conditions.

At May 31, 2015, our total leverage consisted of both fixed rate (26%) and floating rate (74%) obligations. At such date, the weighted average interest/dividend rate on our total leverage was 2.02%.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

TOP TEN HOLDINGS BY ISSUER

(UNAUDITED)

				Percent of Long-Term Investments as of
Holding	Public/ Private	Equity/ Debt	Sector	May 31, 2015	November 30, 2014
1. Energy Transfer Partners, L.P.(1)	Public	Equity	Midstream	15.9%	16.9%
2. Williams Partners L.P.(2)	Public	Equity	Midstream	10.0	6.6
3. Enterprise Products Partners L.P.	Public	Equity	Midstream	6.9	5.3
4. Kinder Morgan, Inc.	Public	Equity	Midstream	5.9	8.4
5. Plains GP Holdings, L.P.(3)	Public	Equity	Midstream	5.8	4.3
6. MarkWest Energy Partners, L.P.(4)	Public	Equity	Midstream	5.5	4.9
7. DCP Midstream Partners, LP	Public	Equity	Midstream	4.1	4.2
8. Western Gas Partners, L.P.	Public	Equity	Midstream	4.0	3.4
9. ONEOK Partners, L.P.	Public	Equity	Midstream	3.7	3.5
10. Crestwood Midstream Partners LP(5)	Public	Equity	Midstream	2.2	3.3

(1)	On April 30, 2015, Energy Transfer Partners, L.P. (“ETP”) completed its merger with Regency Energy Partners LP (“RGP”). As of November 30, 2014, our investments in ETP and RGP represented 16.9% of long-term investments on a combined basis.

(2)	On May 13, 2015, The Williams Companies, Inc. (“WMB”) announced the acquisition of Williams Partners L.P. (“WPZ”). Subsequent to this announcement, WMB received an unsolicited acquisition proposal that was conditioned upon the termination of the agreement between WPZ and WMB. On June 21, 2015, WMB announced that it is exploring a range of strategic alternatives. As a result, closing of WMB’s acquisition of WPZ is not certain. At May 31, 2015, we did not own any WMB shares.

(3)	We hold an interest in Plains AAP, L.P. (“PAA GP”), which controls the general partner of Plains All American, L.P. Our ownership of PAA GP is exchangeable into shares of Plains GP Holdings, L.P. (which trades on the NYSE under the ticker “PAGP”) on a one-for-one basis at our option.

(4)	On July 13, 2015, MPLX LP (“MPLX”) and MarkWest Energy Partners, L.P. announced the signing of a definitive merger agreement. The transaction is expected to close in the fourth quarter of 2015. At May 31, 2015, we did not own any MPLX units.

(5)	On May 6, 2015, Crestwood Midstream Partners LP entered into a definitive merger agreement with Crestwood Equity Partners LP (“CEQP”). The merger is expected to close in the third quarter of 2015. At May 31, 2015, we did not own any CEQP units.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

SCHEDULE OF INVESTMENTS

MAY 31, 2015

(amounts in 000’s)

(UNAUDITED)

Description	No. of Shares/Units	Value
Long-Term Investments — 147.4%
Equity Investments(1) — 147.4%
Public MLP and Other Equity — 147.4%
Alliance Holdings GP, L.P.	27	$1,300
Antero Midstream Partners LP	114	3,238
Arc Logistics Partners LP	237	4,322
Arc Logistics Partners LP — Unregistered(2)	268	4,621
Buckeye Partners, L.P.	117	9,039
Capital Product Partners L.P.	152	1,385
Capital Product Partners L.P. — Class B Units(2)(3)	606	6,006
Columbia Pipeline Partners LP	89	2,410
Crestwood Midstream Partners LP(4)	734	9,851
CSI Compressco LP	42	835
DCP Midstream Partners, LP	478	18,071
Dynagas LNG Partners LP	108	2,066
Enbridge Energy Management, L.L.C.(5)	47	1,716
Enduro Royalty Trust	59	269
Energy Transfer Equity, L.P.	66	4,539
Energy Transfer Partners, L.P.(6)	1,259	70,795
EnLink Midstream Partners, LP	236	5,857
Enterprise Products Partners L.P.(6)	948	30,748
EQT GP Holdings, LP(7)	30	967
EQT Midstream Partners, LP	42	3,531
EV Energy Partners, L.P.	188	2,655
Exterran Partners, L.P.	193	4,988
Global Partners LP	205	8,514
Golar LNG Partners LP	95	2,669
Holly Energy Partners, L.P.	77	2,601
Kinder Morgan, Inc.	627	26,019
Legacy Reserves LP	85	852
Magellan Midstream Partners, L.P.	55	4,416
MarkWest Energy Partners, L.P.(8)(9)	377	24,385
Mid-Con Energy Partners, LP	120	692
Midcoast Energy Partners, L.P.	390	4,747
Natural Resource Partners L.P.	1,573	6,452
Natural Resource Partners L.P. — held in escrow(2)(10)	410	1,629
ONEOK Partners, L.P.	427	16,656
Plains All American Pipeline, L.P.(8)	206	9,650
Plains GP Holdings, L.P.(8)(11)	918	25,667
QEP Midstream Partners, LP(12)	67	1,172
Shell Midstream Partners, L.P.	91	4,090
Shell Midstream Partners, L.P. — Unregistered(2)	128	5,491
Sprague Resources LP	191	5,277
Summit Midstream Partners, LP	254	8,529
SunCoke Energy Partners, L.P.	258	5,550
Sunoco Logistics Partners L.P.	173	6,838
Tallgrass Energy GP, LP(7)	37	1,170
Tallgrass Energy Partners, LP	152	7,517
Targa Resources Corp.	26	2,363
Targa Resources Partners LP	146	6,292

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

SCHEDULE OF INVESTMENTS

MAY 31, 2015

(amounts in 000’s)

(UNAUDITED)

Description	No. of Shares/Units	Value
Public MLP and Other Equity (continued)
USA Compression Partners, LP	117	$2,617
USD Partners LP	105	1,418
Western Gas Partners, LP	260	17,796
Williams Partners L.P.(13)	794	44,362

Total Long-Term Investments — 147.4% (Cost — $342,257)		444,640

Debt		(70,000)
Mandatory Redeemable Preferred Stock at Liquidation Value		(25,000)
Deferred Tax Liability		(62,504)
Income Tax Receivable		433
Other Assets in Excess of Other Liabilities		14,044

Net Assets Applicable to Common Stockholders		$301,613

(1)	Unless otherwise noted, equity investments are common units/common shares.

(2)	Fair valued security, restricted from public sale. See Notes 2, 3 and 9 in Notes to Financial Statements.

(3)	Class B Units are convertible on a one-for-one basis into common units of Capital Product Partners L.P. (“CPLP”) and are senior to the common units in terms of liquidation preference and priority of distributions. The Class B Units pay quarterly cash distributions and are convertible at any time at the option of the holder. When CPLP increases the quarterly cash distribution per common unit, the distribution per Class B Unit will increase by an equal amount. The Class B Units paid a distribution of $0.21575 per unit for the second quarter of fiscal 2015. If CPLP does not redeem the Class B Units by May 2022, then the distribution increases by 25% per quarter to a maximum of $0.33345 per unit. CPLP may require that the Class B Units convert into common units after May 2015 if the common unit price exceeds $11.70 per unit, and the Class B Units are callable after May 2017 at a price of $9.27 per unit and after May 2019 at $9.00 per unit.

(4)	On May 6, 2015, Crestwood Midstream Partners LP (“CMLP”) entered into a definitive merger agreement with Crestwood Equity Partners LP (“CEQP”). Under the terms of the agreement, CMLP unitholders will receive 2.75 units of CEQP for each CMLP unit that they own. The merger is expected to close in the third quarter of 2015.

(5)	All or a portion of dividends or distributions are paid-in-kind.

(6)	In lieu of cash distributions, the Company has elected to receive distributions in additional units through the partnership’s dividend reinvestment program.

(7)	Security is not currently paying cash distributions, but is expected to pay cash distributions within the next 12 months.

(8)	The Company believes that it is an affiliate of MarkWest Energy Partners, L.P., Plains GP Holdings, L.P. (“Plains GP”) and Plains All American Pipeline, L.P. See Note 5 — Agreements and Affiliations.

(9)	On July 13, 2015, MPLX LP (“MPLX”) and MarkWest Energy Partners, L.P. (“MWE”) announced the signing of a definitive merger agreement whereby MWE would become a wholly owned subsidiary of MPLX. Under the terms of the agreement, common unitholders of MWE will receive 1.09 MPLX common units and a cash payment of approximately $3.37 for each MWE common unit they own. The transaction is expected to close in the fourth quarter of 2015.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

SCHEDULE OF INVESTMENTS

MAY 31, 2015

(amounts in 000’s)

(UNAUDITED)

(10)	On October 1, 2014, the Company received 1,983 Natural Resource Partners L.P. (“NRP”) common units as consideration for its equity interests in VantaCore Partners LP, a private MLP. On March 30, 2015, 1,573 of these units were no longer subject to a 180-day lock-up agreement. Of the 1,983 NRP common units, 410 NRP common units were placed in escrow to cover potential indemnification claims. See Note 3 — Fair Value.

(11)	The Company holds an interest in Plains AAP, L.P. (“PAA GP”), which controls the general partner of Plains All American, L.P. The Company’s ownership of PAA GP is exchangeable into shares of Plains GP (which trades on the NYSE under the ticker “PAGP”) on a one-for-one basis at the Company’s option. See Notes 3 and 9 in Notes to Financial Statements.

(12)	On July 22, 2015, Tesoro Logistics LP (“TLLP”) completed its merger with QEP Midstream Partners, LP (“QEPM”). Each QEPM unitholder received 0.3088 TLLP units for each QEPM unit that they owned.

(13)	On May 13, 2015, The Williams Companies, Inc. (“WMB”) announced the acquisition of Williams Partners L.P. (“WPZ”) in a stock-for-unit transaction. Under the terms of the agreement, each WPZ unitholder will receive 1.115 WMB common shares for each WPZ unit that they own. Subsequent to this announcement, WMB received an unsolicited acquisition proposal that was conditioned upon the termination of the agreement between WPZ and WMB. On June 21, 2015, WMB announced that it is exploring a range of strategic alternatives. As a result, closing of WMB’s acquisition of WPZ is not certain.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

STATEMENT OF ASSETS AND LIABILITIES

MAY 31, 2015

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

ASSETS
Investments, at fair value:
Non-affiliated (Cost — $320,495)	$384,938
Affiliated (Cost — $21,762)	59,702

Total investments (Cost — $342,257)	444,640
Cash	14,234
Receivable for securities sold	26
Dividends and distributions receivable	89
Debt and preferred stock offering costs, prepaid expenses and other assets	1,862
Income tax receivable	433

Total Assets	461,284

LIABILITIES
Investment management fee payable	1,509
Accrued directors’ fees and expenses	49
Accrued expenses and other liabilities	609
Deferred income tax liability	62,504
Term loan	70,000
Mandatory redeemable preferred stock, $25.00 liquidation value per share (1,000,000 shares issued and outstanding)	25,000

Total Liabilities	159,671

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$301,613

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS CONSIST OF
Common stock, $0.001 par value (199,000,000 shares authorized; 10,541,901 shares issued and outstanding)	$11
Paid-in capital	204,794
Accumulated net investment loss, net of income taxes, less dividends	(90,965)
Accumulated net realized gains on investments, net of income taxes	123,336
Net unrealized gains on investments, net of income taxes	64,437

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$301,613

NET ASSET VALUE PER COMMON SHARE	$28.61

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

STATEMENT OF OPERATIONS

(amounts in 000’s)

(UNAUDITED)

	For the Three Months Ended May 31, 2015	For the Six Months Ended May 31, 2015
INVESTMENT INCOME
Income
Dividends and distributions:
Non-affiliated investments	$6,210	$13,307
Affiliated investments	689	1,659

Total dividends and distributions	6,899	14,966

Return of capital	(5,563)	(11,663)

Net dividends and distributions	1,336	3,303
Other income — non-affiliated investments	(44)	—

Total Investment Income	1,292	3,303

Expenses
Investment management fees, before investment management fee waiver	2,039	4,227
Professional fees	113	249
Directors’ fees and expenses	49	91
Administration fees	29	59
Insurance	15	30
Custodian fees	8	15
Other expenses	55	137

Total Expenses — before waiver and interest expense	2,308	4,808
Investment management fee waiver	(529)	(1,076)
Interest expense and amortization of offering costs	552	1,171
Distributions on mandatory redeemable preferred stock and amortization of offering costs	123	123

Total Expenses	2,454	5,026

Net Investment Loss — Before Income Taxes	(1,162)	(1,723)
Deferred income tax benefit	470	771

Net Investment Loss	(692)	(952)

REALIZED AND UNREALIZED GAINS (LOSSES)
Net Realized Gains
Investments — non-affiliated	(3,257)	(3,833)
Investments — affiliated	7,259	11,426
Deferred income tax expense	(1,487)	(2,821)

Net Realized Gains	2,515	4,772

Net Change in Unrealized Gains
Investments — non-affiliated	(3,536)	(48,486)
Investments — affiliated	(9,132)	(15,754)
Deferred income tax benefit	4,706	23,865

Net Change in Unrealized Gains	(7,962)	(40,375)

Net Realized Gains and Unrealized Losses	(5,447)	(35,603)

NET DECREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$(6,139)	$(36,555)

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS

(amounts in 000’s, except share amounts)

	For the Six Months Ended May 31, 2015 (Unaudited)		For the Fiscal Year Ended November 30, 2014
OPERATIONS
Net investment loss, net of tax(1)	$(952)		$(1,578)
Net realized gains, net of tax	4,772		51,102
Net change in unrealized gains, net of tax	(40,375)		5,302

Net Increase (Decrease) in Net Assets Resulting from Operations	(36,555)		54,826

DIVIDENDS AND DISTRIBUTIONS TO COMMON STOCKHOLDERS(1)
Dividends	(11,101	)(2)	(21,440	)(3)
Distributions — return of capital	—	(2)	—	(3)

Dividends and Distributions	(11,101)		(21,440)

CAPITAL STOCK TRANSACTIONS
Issuance of 25,911 and 56,079 shares of common stock from reinvestment of dividends and distributions	773		1,706

Total Increase (Decrease) in Net Assets Applicable to Common Stockholders	(46,883)		35,092

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
Beginning of period	348,496		313,404

End of period	$301,613		$348,496

(1)	Distributions on the Company’s mandatory redeemable preferred stock (“MRP Shares”) are treated as an operating expense under GAAP and are included in the calculation of net investment loss. See Note 2 – Significant Accounting Policies. The distributions in the amount of $122 paid to holders of MRP Shares during the six months ended May 31, 2015 are estimated to be characterized as dividends (eligible to be treated as qualified dividend income). This estimate is based solely on the Company’s operating results during the period and does not reflect the expected results during the remainder of the fiscal year. The actual characterization of the MRP Shares distributions made during the period will not be determinable until after the end of the fiscal year when the Company can determine earnings and profits. Therefore, the characterization may differ from the preliminary estimates. There were no distributions paid to holders of MRP Shares for the fiscal year ended November 30, 2014, as the Company issued the MRP Shares on April 10, 2015.

(2)	The characterization of the distributions paid to common stockholders for the six months ended May 31, 2015 as either a dividend (eligible to be treated as qualified dividend income) or distribution (return of capital) is based solely on the Company’s operating results during the period and does not reflect the expected results during the remainder of the fiscal year. The actual characterization of the common stock distributions made during the current year will not be determinable until after the end of the fiscal year when the Company can determine earnings and profits. Therefore, the characterization may differ from the preliminary estimates.

(3)	Distributions paid to common stockholders for the fiscal year ended November 30, 2014 were characterized as dividends (eligible to be treated as qualified dividend income). This characterization is based on the Company’s earnings and profits.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

STATEMENT OF CASH FLOWS

FOR THE SIX MONTHS ENDED MAY 31, 2015

(amounts in 000’s)

(UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES
Net decrease in net assets resulting from operations	$(36,555)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Return of capital distributions	11,663
Net realized gains	(7,593)
Net change in unrealized gains	64,240
Purchase of long-term investments	(31,186)
Proceeds from sale of long-term investments	65,245
Decrease in receivable for securities sold	281
Decrease in dividends and distributions receivable	3
Amortization of deferred debt and mandatory redeemable preferred stock offering costs	309
Increase in prepaid expenses and other assets	(26)
Increase in income tax receivable	(433)
Decrease in payable for securities purchased	(11)
Decrease in investment management fee payable	(701)
Decrease in accrued directors’ fees and expenses	(32)
Increase in accrued expenses and other liabilities	62
Decrease in current income tax liability	(1,649)
Decrease in deferred income tax liability	(21,815)

Net Cash Provided by Operating Activities	41,802

CASH FLOWS FROM FINANCING ACTIVITIES
Decrease in borrowings under credit facility	(44,000)
Proceeds from offering on mandatory redeemable preferred stock	25,000
Costs associated with offering of mandatory redeemable preferred stock	(113)
Cash distributions paid to common stockholders	(10,328)

Net Cash Used in Financing Activities	(29,441)

NET INCREASE IN CASH	12,361
CASH — BEGINNING OF PERIOD	1,873

CASH — END OF PERIOD	$14,234

Supplemental disclosure of cash flow information:

Non-cash financing activities not included herein consisted of reinvestment of distributions pursuant to the Company’s dividend reinvestment plan of $773.

During the six months ended May 31, 2015, there were $1,200 of federal income taxes paid and $882 of state income taxes paid, net of income tax refunds. Interest paid was $855.

During the six months ended May 31, 2015, the Company received $2,748 of paid-in-kind and non-cash dividends and distributions. See Note 2 — Significant Accounting Policies.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Six Months Ended May 31, 2015 (Unaudited)		For the Fiscal Year Ended November 30,
			2014	2013
Per Share of Common Stock(1)
Net asset value, beginning of period	$33.14		$29.96	$23.74
Net investment income (loss)(2)	(0.09)		(0.15)	(0.14)
Net realized and unrealized gain (loss) on investments	(3.38)		5.38	8.13
Net change in unrealized losses — conversion to taxable corporation	—		—	—

Total income (loss) from investment operations	(3.47)		5.23	7.99

Common dividends(3)	(1.06)		(2.04)	(1.76)
Common distributions from net realized long-term capital gains(3)(4)	—		—	—
Common distributions — return of capital(3)	—		—	—

Total dividends and distributions — common	(1.06)		(2.04)	(1.76)

Effect of common shares issued in reinvestment of distributions	—		(0.01)	(0.01)

Net asset value, end of period	$28.61		$33.14	$29.96

Market value per share of common stock, end of period	$28.26		$34.99	$28.70

Total investment return based on common stock market value(5)	(16.3	)%(7)	30.2%	18.1%
Total investment return based on net asset value(6)	(10.6	)%(7)	18.1%	35.1%
Supplemental Data and Ratios(8)
Net assets applicable to common stockholders, end of period	$301,613		$348,496	$313,404
Ratio of expenses to average net assets:
Management fees	2.6%		2.7%	2.5%
Other expenses	0.4		0.4	0.5

Subtotal	3.0		3.1	3.0
Interest expense and distributions on mandatory redeemable preferred stock(2)	0.8		0.7	0.8
Management fee waivers	(0.7)		(0.4)	(0.1)

Expenses (excluding tax expense)	3.1		3.4	3.7
Tax expense	—	(9)	9.0	17.1

Total expenses(10)	3.1%		12.4%	20.8%

Ratio of net investment income (loss) to average net assets(2)	(0.6)%		(0.4)%	(0.5)%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	(11.4	)%(7)	15.2%	29.2%
Portfolio turnover rate	6.4	%(7)	31.4%	38.4%
Average net assets	$321,019		$360,463	$284,880
Credit facility and term loan outstanding, end of period	$70,000		$114,000	$85,000
Mandatory redeemable preferred stock, end of period	$25,000		n/a	n/a
Average shares of common stock outstanding	10,527,188		10,489,146	10,430,618
Average amount of borrowings outstanding under the revolving credit facility and term loan	$88,824		$96,063	$77,786
Asset coverage of total debt(11)	566.6%		405.7%	468.7%
Asset coverage of total leverage (debt and preferred stock)(12)	417.5%		405.7%	468.7%
Average amount of borrowings outstanding per share of common stock during the period	$8.44		$9.16	$7.46

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2012	2011	2010	2009
Per Share of Common Stock(1)
Net asset value, beginning of period	$23.01	$20.56	$16.58	$16.10
Net investment income (loss)(2)	0.08	0.25	(0.18)	0.10
Net realized and unrealized gain (loss) on investments	2.27	3.60	5.39	1.68
Net change in unrealized losses — conversion to taxable corporation	—	—	—	—

Total income (loss) from investment operations	2.35	3.85	5.21	1.78

Common dividends(3)	(1.62)	(1.37)	(0.51)	—
Common distributions from net realized long-term capital gains(3)(4)	—	—	—	—
Common distributions — return of capital(3)	—	—	(0.69)	(1.30)

Total dividends and distributions — common	(1.62)	(1.37)	(1.20)	(1.30)

Effect of common shares issued in reinvestment of distributions	—	(0.03)	(0.03)	—

Net asset value, end of period	$23.74	$23.01	$20.56	$16.58

Market value per share of common stock, end of period	$26.01	$20.21	$18.21	$13.53

Total investment return based on common stock market value(5)	37.8%	19.3%	45.8%	56.0%
Total investment return based on net asset value(6)	10.5%	20.3%	34.3%	14.4%
Supplemental Data and Ratios(8)
Net assets applicable to common stockholders, end of period	$247,017	$238,030	$211,041	$168,539
Ratio of expenses to average net assets:
Management fees	2.4%	2.4%	2.1%	2.0%
Other expenses	0.6	0.7	1.0	1.3

Subtotal	3.0	3.1	3.1	3.3
Interest expense and distributions on mandatory redeemable preferred stock(2)	0.9	0.8	0.9	0.8
Management fee waivers	—	—	—	—

Expenses (excluding tax expense)	3.9	3.9	4.0	4.1
Tax expense	5.6	10.0	16.3	6.9

Total expenses(10)	9.5%	13.9%	20.3%	11.0%

Ratio of net investment income (loss) to average net assets(2)	0.3%	1.1%	(1.0)%	0.7%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	9.9%	17.1%	28.3%	11.3%
Portfolio turnover rate	34.6%	68.1%	33.4%	20.9%
Average net assets	$246,183	$231,455	$188,307	$160,847
Credit facility and term loan outstanding, end of period	$72,000	$77,000	$57,000	$56,000
Mandatory redeemable preferred stock, end of period	n/a	n/a	n/a	n/a
Average shares of common stock outstanding	10,372,215	10,301,878	10,212,289	10,116,071
Average amount of borrowings outstanding under the revolving credit facility and term loan	$78,180	$62,559	$54,956	$53,422
Asset coverage of total debt(11)	443.1%	409.1%	470.2%	n/a
Asset coverage of total leverage (debt and preferred stock)(12)	443.1%	409.1%	470.2%	n/a
Average amount of borrowings per share of common stock during the period	$7.54	$6.07	$5.38	$5.28

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

For the Fiscal Year Ended November 30,	For the Period September 21, 2006 through November 30, 2006
2008	2007
Per Share of Common Stock(1)
Net asset value, beginning of period	$23.95	$24.03	$23.32
Net investment income (loss)(2)	0.09	0.08	(0.07)
Net realized and unrealized gain (loss) on investments	(5.89)	1.18	0.78
Net change in unrealized losses — conversion to taxable corporation	(0.38)	—	—

Total income (loss) from investment operations	(6.18)	1.26	0.71

Common dividends(3)	—	(0.95)	—
Common distributions from net realized long-term capital gains(3)(4)	—	(0.15)	—
Common distributions — return of capital(3)	(1.67)	(0.24)	—

Total dividends and distributions — common	(1.67)	(1.34)	—

Effect of common shares issued in reinvestment of distributions	—	—	—

Net asset value, end of period	$16.10	$23.95	$24.03

Market value per share of common stock, end of period	$9.63	$23.14	$22.32

Total investment return based on common stock market value(5)	(54.8)%	9.3%	(10.7	)%(7)
Total investment return based on net asset value(6)	(27.0)%	5.1%	3.0	%(7)
Supplemental Data and Ratios(8)
Net assets applicable to common stockholders, end of period	$162,687	$240,758	$240,349
Ratio of expenses to average net assets:
Management fees	0.4%	3.1%	2.4%
Other expenses	1.1	0.9	1.3

Subtotal	1.5	4.0	3.7
Interest expense and distributions on mandatory redeemable preferred stock(2)	2.0	1.0	—
Management fee waivers	—	(0.4)	(0.5)

Expenses (excluding tax expense)	3.5	4.6	3.2
Tax expense	—	(13)	0.8	—

Total expenses(10)	3.5%	5.4%	3.2%

Ratio of net investment income (loss) to average net assets(2)	0.4%	0.3%	(0.3)%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	(29.5)%	5.1%	3.0	%(7)
Portfolio turnover rate	27.0%	28.8%	5.6	%(7)
Average net assets	$211,531	$246,468	$234,537
Credit facility and term loan outstanding, end of period	$57,000	$99,000	n/a
Mandatory redeemable preferred stock, end of period	n/a	n/a	n/a
Average shares of common stock outstanding	10,073,398	10,014,496	10,000,060
Average amount of borrowings outstanding under the revolving credit facility and term loan	$75,563	$32,584	—
Asset coverage of total debt(11)	n/a	n/a	n/a
Asset coverage of total leverage (debt and preferred stock)(12)	n/a	n/a	n/a
Average amount of borrowings per share of common stock during the period	$7.50	$3.25	—

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

(1)	Based on average shares of common stock outstanding.

(2)	Distributions on the Company’s MRP Shares are treated as an operating expense under GAAP and are included in the calculation of net investment income (loss). See Note 2 — Significant Accounting Policies.

(3)	The characterization of the distribution paid during the six months ended May 31, 2015 is based solely on the Company’s operating results during the period and does not reflect the expected results during the remainder of the fiscal year. The information presented in each of the other periods is a characterization of the total distributions paid to common stockholders as either a dividend (eligible to be treated as qualified dividend income) or a distribution (long-term capital gains or return of capital) and is based on the Company’s earnings and profits.

(4)	For the fiscal year ended November 30, 2007 and prior periods, the Company was treated as a regulated investment company under the U.S. Internal Revenue Code of 1986, as amended. Since December 1, 2007, the Company has been taxed as a corporation, and, as a result, the categorization of distributions from net realized long-term capital gains is no longer applicable.

(5)	Total investment return based on market value is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of distributions, if any, at actual prices pursuant to the Company’s dividend reinvestment plan.

(6)	Not audited. Total investment return based on net asset value is calculated assuming a purchase of common stock at the net asset value on the first day and a sale at the net asset value on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.

(7)	Not annualized.

(8)	Unless otherwise noted, ratios are annualized.

(9)	For the six months ended May 31, 2015, the Company reported a deferred income tax benefit of $21,815 (13.6% of average net assets on an annualized basis) primarily related to unrealized losses on investments. The income tax expense is assumed to be 0% because the Company reported income tax benefit during this period.

(10)	For the fiscal year ended November 30, 2008, total expenses exclude 0.4% relating to bad debt expense for the ratio of expenses to average net assets.

(11)	Calculated pursuant to section 18(a)(1)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by senior securities representing indebtedness divided by senior securities representing indebtedness. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it incur additional indebtedness if at the time of such declaration or incurrence its asset coverage with respect to senior securities representing indebtedness would be less than 300%. For purposes of this test, the Revolving Credit Facility and Term Loan are considered senior securities representing indebtedness. Prior to July 7, 2010, the Company was a business development company under the 1940 Act and not subject to the requirements of section 18(a)(1)(A) for the asset coverage of total debt disclosure.

(12)	Calculated pursuant to section 18(a)(2)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented any other senior securities representing indebtedness and MRP Shares divided by the aggregate amount any other senior securities representing indebtedness and MRP Shares. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it issue additional preferred stock if at the time of such declaration or issuance, its asset coverage with respect to all senior securities would be less than 200%. In addition to the limitations under the 1940 Act, the Company,

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

under the terms of its MRP Shares, would not be able to declare or pay any distributions on its common stock if such declaration would cause its asset coverage with respect to all senior securities to be less than 225%. For purposes of these tests, the Credit Facility and the Term Loan are considered senior securities representing indebtedness. Prior to July 7, 2010, the Company was a business development company under the 1940 Act and not subject to the requirements of section 18(a)(2)(A) for the asset coverage of total debt and preferred stock disclosure.

(13)	For the fiscal year ended November 30, 2008, the Company accrued deferred income tax benefits of $33,264 (15.5% of average net assets) primarily related to unrealized losses on investments. Realization of the deferred tax benefit was dependent on whether there was sufficient taxable income of the appropriate character within the carryforward periods to realize a portion or all of the deferred tax benefit. Because it could not have been predicted whether the Company would incur a benefit in the future, a deferred income tax expense of 0% was assumed.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

1.	Organization

Kayne Anderson Energy Development Company (the “Company”) was organized as a Maryland corporation on May 24, 2006. The Company is an externally managed, non-diversified closed-end management investment company. The Company commenced investment operations on September 21, 2006. The Company’s shares of common stock are listed on the New York Stock Exchange (“NYSE”) under the symbol “KED.” The Company is taxed as a corporation. See Note 6 — Income Taxes.

The Company’s investment objective is to generate both current income and capital appreciation primarily through equity and debt investments. The Company seeks to achieve this objective by investing at least 80% of its total assets in securities of companies that derive the majority of their revenue from activities in the energy industry (“Energy Companies”), including: (a) Midstream Energy Companies, which are businesses that operate assets used to gather, transport, process, treat, terminal and store natural gas, natural gas liquids, propane, crude oil or refined petroleum products; (b) Upstream Energy Companies, which are businesses engaged in the exploration, extraction and production of natural resources, including natural gas, natural gas liquids and crude oil, from onshore and offshore geological reservoirs; and (c) Other Energy Companies, which are businesses engaged in owning, leasing, managing, producing, processing and selling of coal and coal reserves; the marine transportation of crude oil, refined petroleum products, liquefied natural gas, as well as other energy-related natural resources using tank vessels and bulk carriers; and refining, marketing and distributing refined energy products, such as motor gasoline and propane, to retail customers and industrial end-users. A majority of the Company’s investments are in entities structured as master limited partnerships (“MLPs”), including both publicly-traded MLPs and private MLPs, which are structured much like publicly-traded MLPs.

2.	Significant Accounting Policies

The following is a summary of the significant accounting policies that the Company uses to prepare its financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Company is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 — “Financial Services — Investment Companies.”

A. Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ materially from those estimates.

B. Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

C. Calculation of Net Asset Value — The Company determines its net asset value no less frequently than as of the last day of each quarter based on the most recent close of regular session trading on the NYSE, and makes its net asset value available for publication quarterly. Net asset value is computed by dividing the value of the Company’s assets (including accrued interest and distributions and current and deferred income tax assets), less all of its liabilities (including accrued expenses, distributions payable, current and deferred accrued income taxes, and any borrowings) by the total number of common shares outstanding.

In January 2015, the Company began providing adjusted net asset value on a weekly basis. The Company’s adjusted net asset value is a non-GAAP measure and is intended to provide investors with a weekly update on the impact of price changes for the public securities in the Company’s portfolio. Adjusted net asset value is calculated based on the same methodology as net asset value and incorporates updated values for the publicly-traded equity securities (including private investments in public equity or “PIPE investments”) and quoted debt investments in the Company’s portfolio, including any related income tax impact. The Company’s adjusted net asset value calculation incorporates the Company’s weekly balance sheet, but does not update the value of any non-traded securities in private companies in its portfolio.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

D. Investment Valuation — Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Debt securities that are considered bonds are valued by using the mean of the bid and ask prices provided by an independent pricing service. For debt securities that are considered bank loans, the fair market value is determined by using the mean of the bid and ask prices provided by the agent or syndicate bank or principal market maker. Any securities for which (a) reliable market quotations are not available in the judgment of KA Fund Advisors, LLC (“KAFA”), or (b) the pricing service does not provide a valuation or provides a valuation that in the judgment of KAFA is stale or does not represent fair value, shall each be valued in a manner that most fairly reflects fair value of the security on the valuation date. When price quotes are not available, fair market value will be based on prices of comparable securities. In certain cases, the Company may not be able to purchase or sell debt securities at the quoted prices due to the lack of liquidity for these securities.

Exchange-traded options and futures contracts are valued at the last sale price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of trading on such exchange.

The Company holds securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any other portfolio security held by the Company for which reliable market quotations are not readily available, valuations are determined in a manner that most accurately reflects fair value of the security on the valuation date. Unless otherwise determined by the Board of Directors, the following valuation process is used for such securities:

•	Investment Team Valuation. The applicable investments are valued by senior professionals of KAFA who are responsible for the portfolio investments.

•

Investment Team Valuation Documentation.    Preliminary valuation conclusions will be determined by senior management of KAFA. Such valuations are submitted to the Valuation Committee (a committee of the Company’s Board of Directors) and the Board of Directors on a quarterly basis. New private investments made during a quarter will be valued by senior management of KAFA.

•

Valuation Committee.    The Valuation Committee meets to consider valuations presented by KAFA at the end of each quarter. The Valuation Committee’s valuation determinations are subject to ratification by the Board of Directors at its next regular meeting.

•

Valuation Firm.    Quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities, unless the aggregate fair value of such security is less than 0.1% of total assets.

•

Board of Directors Determination.    The Board of Directors meets quarterly to consider the valuations provided by KAFA and the Valuation Committee and ratify valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

At May 31, 2015, the Company held 5.9% of its net assets applicable to common stockholders (3.8% of total assets) in securities that were fair valued pursuant to the procedures adopted by the Board of Directors. The aggregate fair value of these securities at May 31, 2015 was $17,747. See Note 3 — Fair Value and Note 9 — Restricted Securities.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

E. Repurchase Agreements — From time to time, the Company has agreed to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The financial institutions with whom the Company enters into repurchase agreements are banks and broker/dealers which KAFA considers creditworthy. The seller under a repurchase agreement is required to maintain the value of the securities as collateral, subject to the agreement, at not less than the repurchase price plus accrued interest. KAFA monitors daily the mark-to-market of the value of the collateral, and, if necessary, requires the seller to maintain additional securities, so that the value of the collateral is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Company to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities. As of May 31, 2015, the Company did not have any repurchase agreements.

F. Short Sales — A short sale is a transaction in which the Company sells securities it does not own (but has borrowed) in anticipation of or to hedge against a decline in the market price of the securities. To complete a short sale, the Company may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Company for the short sale are retained by the broker until the Company replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Company becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever the price may be.

The Company’s short sales, if any, are fully collateralized. The Company is required to maintain assets consisting of cash or liquid securities equal in amount to the liability created by the short sale. These assets are adjusted daily to reflect changes in the value of the securities sold short. The Company is liable for any dividends or distributions paid on securities sold short.

The Company may also sell short “against the box” (i.e., the Company enters into a short sale as described above while holding an offsetting long position in the security which it sold short). If the Company enters into a short sale “against the box,” the Company would segregate an equivalent amount of securities owned as collateral while the short sale is outstanding. During the six months ended May 31, 2015, the Company did not engage in any short sales.

G. Security Transactions — Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are calculated using the specific identification cost basis method for GAAP purposes. Since the Company’s inception, it has also utilized the specific identification cost basis method for tax purposes. On July 13, 2015, the Company filed a request with the Internal Revenue Service to change the tax accounting method used to compute the adjusted tax cost basis of its MLP securities to the average cost method. The tax accounting method change does not change the accounting method utilized for GAAP purposes. See Note 6 — Income Taxes.

H. Derivative Financial Instruments — The Company may utilize derivative financial instruments in its operations.

Interest rate swap contracts.    The Company may use hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of the Company’s leverage. Such interest rate swaps would principally be used to protect the Company against higher costs on its leverage resulting from increases in interest rates. The Company does not hedge any interest rate risk associated with portfolio holdings. Interest rate transactions the Company may use for hedging purposes may expose it to certain risks that differ from the risks associated with its portfolio holdings. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Company. In addition, if the counterparty to an interest rate swap or cap defaults, the Company would not be able to use the anticipated net receipts under the interest rate swap or cap to offset its cost of financial leverage.

Interest rate swap contracts are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

Monthly cash settlements under the terms of interest rate swap agreements are recorded as realized gains or losses in the Statement of Operations. The Company generally values interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market.

Option contracts.    The Company is exposed to financial market risks including changes in the valuations of its investment portfolio. The Company may purchase or write (sell) call options. A call option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option.

The Company would realize a gain on a purchased call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Company would realize either no gain or a loss on the purchased call option. The Company may also purchase put option contracts. If a purchased put option is exercised, the premium paid increases the cost basis of the securities sold by the Company.

The Company may also write (sell) call options with the purpose of generating income or reducing its ownership of certain securities. If the Company writes a call option on a security, the Company has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. The Company will only write call options on securities that the Company holds in its portfolio (i.e., covered calls).

When the Company writes a call option, an amount equal to the premium received by the Company is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Company on the expiration date as realized gains from investments. If the Company repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss. The Company, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 7 — Derivative Financial Instruments.

I. Return of Capital Estimates — Dividends and distributions received from the Company’s investments are comprised of income and return of capital. The payments made by MLPs (and other entities treated as partnerships for federal income tax purposes) are categorized as “distributions” and payments made by corporations are categorized as “dividends.” At the time such dividends and distributions are received, the Company estimates the amount of such payments that is considered investment income and the amount that is considered a return of capital. The Company estimates that 90% of the distributions received from its public MLPs will be treated as a return of capital, with the exception of Emerge Energy Services LP (no return of capital) and Natural Resource Partners L.P. (25% return of capital). As a result, the Company estimates that 83% of the distributions received from its public MLPs will be treated as return of capital (78% for all dividends and distributions from its investments).

The return of capital portion of the dividends and distributions received is a reduction to investment income, results in an equivalent reduction in the cost basis of the associated investments, and increases net realized gains (losses) and net change in unrealized gains (losses). In accordance with GAAP, the return of capital cost basis reductions are limited to the total amount of the cash distributions received, but for income tax purposes, the cost basis reductions typically exceed cash distributions received due to allocated losses from MLP investments. See Note 6 — Income Taxes.

For the three months ended May 31, 2015, the Company estimates the return of capital portion of the dividends and distributions to be $5,563 (81%), of which $1,351 is attributable to net realized gains and $4,212 is attributable to the net change in unrealized gains.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

For the six months ended May 31, 2015, the Company estimates the return of capital portion of the dividends and distributions to be $11,663 (78%), of which $1,969 is attributable to net realized gains and $9,694 is attributable to the net change in unrealized gains.

J. Investment Income — The Company records dividends and distributions on the ex-dividend date. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts to the extent that such amounts are expected to be collected. When investing in securities with payment in-kind interest, the Company will accrue interest income during the life of the security even though it will not be receiving cash as the interest is accrued. To the extent that interest income to be received is not expected to be realized, a reserve against income is established. During the six months ended May 31, 2015, the Company did not hold any debt securities and did not earn any interest income.

Certain of the Company’s debt securities may be purchased at a discount or premium to the par value of the security. The non-cash accretion of a discount to par value increases interest income while the non-cash amortization of a premium to par value decreases interest income. The accretion of a discount and amortization of a premium are based on the effective interest method. The amount of these non-cash adjustments can be found in the Company’s Statement of Cash Flows. The non-cash accretion of a discount increases the cost basis of the debt security, which results in an offsetting unrealized loss. The non-cash amortization of a premium decreases the cost basis of the debt security which results in an offsetting unrealized gain. To the extent that par value is not expected to be realized, the Company discontinues accruing the non-cash accretion of the discount to par value of the debt security.

The Company receives paid-in-kind and non-cash dividends and distributions in the form of additional units or shares from the investments listed in the table below. For paid-in-kind dividends, the additional units are not reflected in investment income during the period received but are recorded as unrealized gains upon receipt. In connection with the purchase of units directly from Arc Logistics Partners LP (“ARCX”) in a private investment in public equity (“PIPE investment”) transaction, the Company was entitled to the distribution paid to unitholders of record on May 11, 2015, even though such investment had not closed at such date. Pursuant to the purchase agreement, the purchase price for the ARCX units was reduced by the amount of such dividend, which had the effect of paying such distribution in additional units. Non-cash distributions are reflected in investment income because the Company has the option to receive its distributions in cash or in additional units of the security. During the three and six months ended May 31, 2015, the Company received the following paid-in-kind and non-cash dividends and distributions.

	Three Months Ended May 31, 2015	Six Months Ended May 31, 2015
Paid-in-kind dividends
Arc Logistics Partners LP — Unregistered	$107	$107
Enbridge Energy Management, L.L.C.	27	54

	134	161
Non-cash distributions
Energy Transfer Partners, L.P.	1,254	1,948
Enterprise Products Partners L.P.	352	639

	1,606	2,587

Total paid-in-kind and non-cash dividends and distributions	$1,740	$2,748

K. Distributions to Stockholders — Distributions to common stockholders are recorded on the ex-dividend date. Distributions to holders of MRP Shares are accrued on a daily basis as described in Note 11 — Preferred Stock. As required by the Distinguishing Liabilities from Equity topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC 480), the Company includes the accrued distributions on its MRP Shares as an operating expense due to the fixed term of this obligation. For tax purposes, the payments made to holders of the Company’s MRP Shares are treated as dividends or distributions.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

The characterization of the distributions paid to holders of MRP Shares and common stockholders as either a dividend (eligible to be treated as qualified dividend income) or a distribution (return of capital) is determined after the end of the fiscal year based on the Company’s actual earnings and profits and, therefore, the characterization may differ from the preliminary estimates.

L. Income Taxes — The Company is taxed as a corporation and pays federal and applicable state corporate taxes on its taxable income. The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company includes its allocable share of the MLPs’ taxable income in computing its own taxable income. Current income taxes reflect the amount of income taxes that the Company expects to be payable as of a measurement date applying the provisions of the enacted tax laws. Deferred income taxes reflect (i) taxes on unrealized gains (losses), which are attributable to the difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses. To the extent the Company has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Company based on the Income Tax Topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC 740), that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future cash distributions from the Company’s MLP holdings), the duration of statutory carryforward periods and the associated risk that operating and capital loss carryforwards may expire unused.

The Company may rely to some extent on information provided by MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated current or deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Company modifies its estimates or assumptions regarding the current or deferred tax liability.

Since the Company’s inception, it has utilized the specific identification tax accounting method to compute the adjusted tax cost basis of its MLP securities and for selection of lots to be sold. On July 13, 2015, the Company filed a request with the Internal Revenue Service to change the tax accounting method used to compute the adjusted tax cost basis of its MLP securities to the average cost method. See Note 6 — Income Taxes.

The Company’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. As of May 31, 2015, the Company did not have any outstanding interest or penalties associated with the underpayment of any income taxes. Tax years subsequent to the fiscal year end November 30, 2010 remain open and subject to examination by the federal and state tax authorities.

M. Indemnifications — Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company enters into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

N. Foreign Currency Translations — The books and records of the Company are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the rate of exchange as of the valuation date; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

The Company does not isolate that portion of gains and losses on investments in equity and debt securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity and debt securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

Net realized foreign exchange gains or losses represent gains and losses from transactions in foreign currencies and foreign currency contracts, foreign exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Company’s books and the U.S. dollar equivalent of such amounts on the payment date.

Net unrealized foreign exchange gains or losses represent the difference between the cost of assets and liabilities (other than investments) recorded on the Company’s books from the value of the assets and liabilities (other than investments) on the valuation date.

O. Offering and Debt Issuance Costs — Offering costs incurred by the Company related to the issuance of its common stock reduce additional paid-in capital when the stock is issued. Costs incurred by the Company related to the issuance of its debt (revolving credit facility, term loan or senior notes) or its preferred stock are capitalized and amortized over the period the debt or preferred stock is outstanding.

3.	Fair Value

The Fair Value Measurement Topic of the FASB Accounting Standards Codification (“ASC 820”) defines fair value as the price at which an orderly transaction to sell an asset or to transfer a liability would take place between market participants under current market conditions at the measurement date. As required by ASC 820, the Company has performed an analysis of all assets and liabilities (other than deferred taxes) measured at fair value to determine the significance and character of all inputs to their fair value determination. Inputs are the assumptions, along with considerations of risk, that a market participant would use to value an asset or a liability. In general, observable inputs are based on market data that is readily available, regularly distributed and verifiable that the Company obtains from independent, third-party sources. Unobservable inputs are developed by the Company based on its own assumptions of how market participants would value an asset or a liability.

Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” amends ASC 820. The amended guidance clarifies the wording used to describe many requirements in accounting literature for fair value measurement and disclosure to establish consistency between U.S. GAAP and International Financial Reporting Standards (“IFRSs”).

ASU No. 2011-04 requires the inclusion of additional disclosures on assumptions used by the Company to determine fair value. Specifically, for assets measured at fair value using significant unobservable inputs (Level 3), ASU No. 2011-04 requires that the Company (i) describe the valuation process, (ii) disclose quantitative information about unobservable inputs and (iii) provide a qualitative discussion about the sensitivity of the fair value measurement to changes in the unobservable inputs and inter-relationships between the inputs.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories.

•	Level 1 — Valuations based on quoted unadjusted prices for identical instruments in active markets traded on a national exchange to which the Company has access at the date of measurement.

•

Level 2 — Valuations based on quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•

Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Company’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The following table presents the Company’s assets measured at fair value on a recurring basis at May 31, 2015, and the Company presents these assets by security type and description on its Schedule of Investments or on its Statement of Assets and Liabilities. Note that the valuation levels below are not necessarily an indication of the risk or liquidity associated with the underlying investment.

	Total	Quoted Prices in Active Markets (Level 1)	Prices with Other Observable Inputs (Level 2)		One or More Unobservable Inputs (Level 3)
Assets at Fair Value
Equity investments	$444,640	$401,226	$25,667	(1)	$17,747

(1)	The Company’s investment in PAA GP is exchangeable into shares of Plains GP Holdings, L.P. (“Plains GP”) on a one-for-one basis at the Company’s option. Plains GP trades on the NYSE under the ticker “PAGP”. The Company values its investment in PAA GP on an “as exchanged” basis based on the public market value of Plains GP and categorizes its investment as a Level 2 security for fair value reporting purposes.

The Company did not have any liabilities that were measured at fair value on a recurring basis at May 31, 2015. For the six months ended May 31, 2015, there were no transfers between Level 1 and Level 2.

As of May 31, 2015, the Company had 1,000,000 shares of MRP Shares outstanding with a total liquidation value of $25,000. The MRP Shares were issued in a private placement to an institutional investor, are not registered under the Securities Act of 1933 and are not listed on any exchange or automated quotation system. As such, the Company categorizes the MRP Shares as Level 3 and determines fair value of this instrument based on estimated market yields and credit spreads for comparable instruments with similar maturity, terms and structure. The Company records these MRP Shares on its Statement of Assets and Liabilities at principal amount or liquidation value. As of May 31, 2015, the estimated fair value of the MRP Shares was $25,100. See Note 11 – Preferred Stock.

The following tables present the Company’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the three and six months ended May 31, 2015.

Three Months Ended May 31, 2015	Equity Investments
Balance — February 28, 2015	$21,525
Realized gains (losses)	—
Unrealized gains (losses), net	(1,017)
Purchases	9,444
Issuances	107
Transfers out to Level 1 and 2	(12,312)

Balance — May 31, 2015	$17,747

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

Six Months Ended May 31, 2015	Equity Investments
Balance — November 30, 2014	$50,996
Realized gains (losses)	—
Unrealized gains (losses), net	(6,907)
Purchases	9,444
Issuances	107
Transfers out to Level 1 and 2	(35,893)

Balance — May 31, 2015	$17,747

The $1,017 of unrealized losses for the three months ended May 31, 2015 relate to investments that are still held at the end of the reporting period. For the six months ended May 31, 2015, of the $6,907 of unrealized losses, $1,440 relates to investments that are still held at the end of the reporting period. The Company includes these unrealized gains and losses on the Statement of Operations – Net Change in Unrealized Gains.

The purchases of $9,444 for the three and six months ended May 31, 2015 relate to the Company’s PIPE investments in Arc Logistics Partners LP ($4,444) and Shell Midstream Partners, L.P. ($5,000) that were both made in May 2015. The issuance of $107 for the three and six months ended May 31, 2015 relate to additional units received from Arc Logistics Partners LP.

The $12,312 of transfers out for the three months ended May 31, 2015 relates to a portion of the Company’s investment in Natural Resource Partners L.P. (“NRP”). Of the $35,893 of transfers out for the six months ended May 31, 2015, $23,581 relates to the Company’s investment in Plains AAP, L.P. (“PAA GP”) and $12,312 relates to the Company’s investment in NRP. PAA GP became marketable during the first quarter of fiscal 2015 when its 15-month lock-up expired, and 1,573,573 common units of NRP became marketable during the second quarter of fiscal 2015 when its six-month lock-up expired.

Valuation	Techniques and Unobservable Inputs

Unless otherwise determined by the Board of Directors, the Company values its PIPE investments that are convertible into or otherwise will become publicly tradeable (e.g., through subsequent registration or expiration of a restriction on trading) based on the market value of the publicly-traded security less a discount. This discount is initially equal to the discount negotiated at the time the Company agrees to a purchase price. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, this discount will be amortized on a straight line basis over such estimated time frame. As of May 31, 2015, the Company had PIPE investments in Arc Logistics Partners LP and Shell Midstream Partners, L.P.

The Company’s investment in Natural Resource Partners L.P. (“NRP”) consists of 1,983,190 common units representing limited partner interests in NRP that it received as consideration for its equity interests in VantaCore Partners LP when the two entities merged on October 1, 2014. Of this amount, 409,617 common units were placed in escrow to cover potential indemnification claims. On October 1, 2015, 50% of the units in escrow will be released, with the balance to be released six months thereafter. For the period of time the Company has units held in escrow, the Company reduces the value of the investment based on the Company’s estimate of potential claims against the escrow.

The Company owns Class B Units of Capital Product Partners L.P. (“CPLP”) that were issued in a private placement. The Class B Units are convertible on a one-for-one basis into common units and are senior to CPLP’s common units in terms of liquidation preference and priority of distributions. The Company’s Board of Directors has determined that it is appropriate to value the Class B Units using a convertible pricing model. This model takes into account the attributes of the Class B Units, including the preferred dividend, conversion ratio and call features, to determine the estimated value of such units. In using this model, the Company estimates (i) the credit spread for CPLP’s Class B Units, which is based on credit spreads for companies in a similar line of business as

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

CPLP and (ii) the expected volatility for CPLP’s common units, which is based on CPLP’s historical volatility. The Company applies a discount to the value derived from the convertible pricing model to account for an expected discount in market prices for convertible securities relative to the values calculated using pricing models. If this resulting price per Class B Unit is less than the public market price for CPLP’s common units at such time, the public market price for CPLP’s common units will be used for the Class B Units.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of the Company’s investments may differ from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Company may ultimately realize.

The following table summarizes the significant unobservable inputs that the Company used to value its portfolio investments categorized as Level 3 as of May 31, 2015:

Quantitative Table for Valuation Techniques

				Range		Weighted Average
Assets at Fair Value	Fair Value	Valuation Technique	Unobservable Inputs	Low	High
Equity securities of	$10,112	- Discount to publicly-traded	- Current discount	4.6%	5.4%	5.0%
public companies (PIPE) — valued based on a discount to market value		securities

Equity securities of	1,629	- Estimated claims against	- Share of estimated claims	$261	$261	$261
public companies (PIPE) — valued based on market value and estimated claims		escrow	against escrow

Equity securities of	6,006	- Convertible pricing model	- Credit spread	7.5%	8.0%	7.8%
public companies —			- Volatility	30.0%	35.0%	32.5%
valued based on pricing model			- Discount for marketability	5.0%	5.0%	5.0%

Total	$17,747

4.	Concentration of Risk

The Company’s investments are concentrated in the energy sector. The focus of the Company’s portfolio within the energy sector may present more risks than if the Company’s portfolio were broadly diversified across numerous sectors of the economy. A downturn in the energy sector would have a larger impact on the Company than on an investment company that does not focus on the energy sector. The performance of securities in the energy sector may lag the performance of other industries or the broader market as a whole. Additionally, to the extent that the Company invests a relatively high percentage of its assets in the securities of a limited number of issuers, the Company may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence. At May 31, 2015, the Company had the following investment concentrations:

Category	Percent of Long-Term Investments
Securities of energy companies	98.8%
Equity securities	100.0%
Securities of MLPs(1)	90.6%
Largest single issuer	15.9%
Restricted securities	9.8%

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

(1)	Securities of MLPs consist of preferred and common units of private entities structured as limited partnerships and publicly traded energy-related master limited partnerships and limited liability companies that are treated as partnerships for federal income tax purposes and their affiliates.

5.	Agreements and Affiliations

A. Administration Agreement — The Company has an administration and accounting agreement with Ultimus Fund Solutions, LLC (“Ultimus”) that may be amended from time to time. Pursuant to the agreement, Ultimus will provide certain administrative and accounting services for the Company. The agreement has an initial term of two years (expiring on November 14, 2015) and has automatic one-year renewals unless earlier terminated by either party as provided under the terms of the agreement.

B. Investment Management Agreement — The Company has entered into an investment management agreement with KAFA under which KAFA, subject to the overall supervision of the Company’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Company. For providing these services, KAFA receives an investment management fee from the Company. On January 15, 2015, with the approval of the Company’s Board of Directors (including a majority of the Company’s directors who are not “interested persons” of the Company, as such term is defined in the 1940 Act), the Company extended its investment management agreement with KAFA from when it otherwise would have expired on October 3, 2015 until the end of our fiscal year on November 30, 2015. Effective December 1, 2014, the Company and KAFA entered into a new fee waiver agreement, which provides for a fee waiver that could reduce the management fee by up to 0.50% (resulting in an annual fee of 1.25%) based on the percentage of the Company’s long-term investments that is not publicly traded (i.e., Level 3 investments). If the Company’s public investments (i.e., Level 1 and Level 2 investments) exceed 25% of its total long-term investments, then for every 1% by which those public investments exceed 25% of the Company’s total long-term investments, the management fee would be reduced by 0.0067%. The maximum waiver of 0.50% will apply if the Company holds 100% public investments. For example, if the Company’s public investments are 50% of its total investments, the fee waiver would be 0.17%, and the management fee would be 1.58% after such fee waiver. This fee waiver will be determined quarterly based on the Company’s average percentage of public investments using beginning and ending investment values for the preceding fiscal quarter for which the management fee is applied.

For purposes of calculating the management fee, the “average total assets” for each quarterly period are determined by averaging the total assets at the last day of that quarter with the total assets at the last day of the prior quarter. Total assets (excluding deferred taxes) shall equal gross asset value (which includes assets attributable to the use of leverage instruments), minus the sum of accrued and unpaid dividends and distributions on common and preferred stock and accrued liabilities (other than liabilities associated with leverage and deferred taxes). Liabilities associated with leverage include the principal amount of any borrowings, commercial paper or notes that the Company may issue, the liquidation preference of outstanding preferred stock, and other liabilities from other forms of leverage such as short positions and put or call options held or written by the Company. The Company’s management fees for the three and six months ended May 31, 2015 were $1,510 and $3,151, net of management fee waivers of $529 and $1,076. The Company paid management fees at an annual rate of 1.29% of the Company’s average quarterly total assets (as defined in the investment management agreement).

C. Portfolio Companies — From time to time, the Company may “control” or may be an “affiliate” of one or more of its portfolio companies, as each of these terms is defined in the 1940 Act. In general, under the 1940 Act, the Company would be presumed to “control” a portfolio company if the Company and its affiliates owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if the Company and its affiliates owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Company’s investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

The Company believes that there are several factors that determine whether or not a security should be considered a “voting security” in complex structures such as limited partnerships of the kind in which the Company invests. The Company also notes that the SEC staff has issued guidance on the circumstances under which it would consider a limited partnership interest to constitute a voting security. Under most partnership agreements, the management of the partnership is vested in the general partner, and the limited partners, individually or collectively, have no rights to manage or influence management of the partnership through such activities as participating in the selection of the managers or the board of the limited partnership or the general partner. As a result, the Company believes that many of the limited partnership interests in which it invests should not be considered voting securities. However, it is possible that the SEC staff may consider the limited partner interests the Company holds in certain limited partnerships to be voting securities. If such a determination were made, the Company may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

In making such a determination as to whether to treat any class of limited partnership interests the Company holds as a voting security, the Company considers, among other factors, whether or not the holders of such limited partnership interests have the right to elect the board of directors of the limited partnership or the general partner. If the holders of such limited partnership interests do not have the right to elect the board of directors, the Company generally has not treated such security as a voting security. In other circumstances, based on the facts and circumstances of those partnership agreements, including the right to elect the directors of the general partner, the Company has treated those securities as voting securities. If the Company does not consider the security to be a voting security, it will not consider such partnership to be an “affiliate” unless the Company and its affiliates own more than 25% of the outstanding securities of such partnership. Additionally, certain partnership agreements give common unitholders the right to elect the partnership’s board of directors, but limit the amount of voting securities any limited partner can hold to no more than 4.9% of the partnership’s outstanding voting securities (i.e., any amounts held in excess of such limit by a limited partner do not have voting rights). In such instances, the Company does not consider itself to be an affiliate if it owns more than 5% of such partnership’s common units.

There is no assurance that the SEC staff will not consider that other limited partnership securities that the Company owns and does not treat as voting securities are, in fact, voting securities for the purposes of Section 17 of the 1940 Act. If such determination were made, the Company will be required to abide by the restrictions on “control” or “affiliate” transactions as proscribed in the 1940 Act. The Company or any portfolio company that it controls, and its affiliates, may from time to time engage in certain of such joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain exemptive rules promulgated by the SEC. The Company cannot make assurances, however, that it would be able to satisfy the conditions of these rules with respect to any particular eligible transaction, or even if the Company were allowed to engage in such a transaction, that the terms would be more or as favorable to the Company or any company that it controls as those that could be obtained in arm’s length transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions that may be taken for the Company or on the type of investments that it could make.

As of May 31, 2015, the Company believes that MarkWest Energy Partners, L.P. meets the criteria described above and is therefore considered an affiliate of the Company.

Emerge Energy Services LP — Kevin S. McCarthy is Chairman of the Board of Directors and President and Chief Executive Officer of the Company. Mr. McCarthy also served as a director on the board of Emerge Energy Services GP LLC (“Emerge GP”), the general partner of Emerge Energy Services LP (“Emerge”). As of May 31, 2015, the Company believed that it was an affiliate of Emerge under the 1940 Act by virtue of Mr. McCarthy’s participation on the board of Emerge GP. On July 27, 2015, Mr. McCarthy resigned as a director of the board of Emerge GP.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

Plains GP Holdings, L.P., Plains AAP, L.P. and Plains All American Pipeline, L.P. — Robert V. Sinnott is Chief Executive Officer of Kayne Anderson Capital Advisors, L.P. (“KACALP”), the managing member of KAFA. Mr. Sinnott also serves as a director of (i) PAA GP Holdings LLC, which is the general partner of Plains GP Holdings, L.P. (“Plains GP”) and (ii) Plains All American GP LLC (“Plains All American GP”), which controls the general partner of Plains All American Pipeline, L.P. (“PAA”). Members of senior management of KACALP and KAFA and various affiliated funds managed by KACALP, including the Company, own shares of Plains GP as well as interests in Plains AAP, L.P. (“PAA GP”) (which are exchangeable into shares of Plains GP). The Company believes that it is an affiliate of Plains GP and PAA under the 1940 Act by virtue of (i) the Company’s and other affiliated Kayne Anderson funds’ ownership interest in Plains GP and PAA GP and (ii) Mr. Sinnott’s participation on the boards of Plains GP and Plains All American GP.

6.	Income Taxes

The Company’s taxes include current and deferred income taxes. Current income taxes reflect the estimated income tax liability of the Company as of a measurement date. Deferred income taxes reflect (i) taxes on unrealized gains (losses), which are attributable to the difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses, if any.

During the six months ended May 31, 2015, the Company paid $1,200 of federal income taxes and $882 of state income taxes. At May 31, 2015, components of the Company’s current and deferred tax assets and liabilities are as follows.

Current income tax receivable	$433

Deferred tax asset:
Organizational costs	$11
Net operating loss carryforward — Federal	3,748
Net operating loss carryforward — State	366
Deferred tax liabilities:
Net unrealized gains on investment securities	(66,629)

Total net deferred tax liability	$(62,504)

At May 31, 2015, the Company had an estimated federal net operating loss carryforward of $11,072 (deferred tax asset of $3,748). Realization of the deferred tax assets and net operating loss carryforward is dependent, in part, on generating sufficient taxable income prior to expiration of the loss carryforward. If not utilized, the $11,072 of net operating loss carryforward will expire in 2035. In addition, the Company has an estimated state net operating loss carryforward, which totals approximately $11,072 (deferred tax asset of $366). The majority of the state net operating loss carryforward expires in 2035.

Total income taxes were different from the amount computed by applying the federal statutory income tax rate of 35% to the net investment loss and realized and unrealized gains (losses) on investments before taxes as follows:

	Three Months Ended May 31, 2015	Six Months Ended May 31, 2015
Computed federal income tax at 35%	$3,440	$20,429
State income tax, net of federal tax	213	1,263
Other, net	36	123

Total income tax benefit	$3,689	$21,815

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

The Company’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. As of May 31, 2015, the Company did not have any interest or penalties associated with the underpayment of any income taxes. Tax years subsequent to fiscal year end November 30, 2010 remain open and subject to examination by the federal and state tax authorities.

The Company primarily invests in equity securities issued by MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner of MLPs, the Company includes its allocable share of such MLPs’ income or loss in computing its own taxable income or loss. Additionally, for income tax purposes, the Company reduces the cost basis of its MLP investments by the cash distributions received, and increases or decreases the cost basis of its MLP investments by its allocable share of the MLP’s income or loss.

On July 13, 2015, the Company filed a request with the Internal Revenue Service (the “IRS”) to change the tax accounting method used to compute the adjusted tax cost basis of its MLP securities to the average cost method. The two tax accounting methods that are generally used by owners of MLP securities are the average cost method and specific identification method. Since the Company’s inception, based on the advice of its tax adviser, it has utilized the specific identification tax accounting method to compute the adjusted tax cost basis of its MLP securities and for selection of lots to be sold. Although there is varied industry practice and no direct, clear guidance regarding the correct tax accounting method, the Company has recently come to the conclusion that the average cost method is a more certain tax position.

The Company believes that the IRS will grant the tax accounting method change and the effective date for the change will be December 1, 2014. Had the Company utilized the average cost method since its inception, the Company would have reported a greater amount of taxable income. Accordingly, the tax accounting method change may potentially result in a reclassification of a portion of the Company’s deferred tax liability to a current tax liability. As of November 30, 2014, approximately $1,700 of the Company’s deferred tax liability would have been subject to reclassification. The Company expects the IRS to allow the recognition of income associated with the tax accounting method change over four years beginning in fiscal 2015, which would result in $425 of deferred tax liability being reclassified to a current tax liability. If the Company has net operating losses over the next four years to offset this liability, the Company’s current tax obligation would be reduced. As of May 31, 2015, the Company had adequate net operating losses to offset the entire potential reclassification from a deferred liability to a current liability. The tax accounting method change does not change the Company’s net asset value. See Note 2 - Significant Accounting Policies and Note 14 – Subsequent Events.

As of May 31, 2015, the identified cost of investments for federal income tax purposes was $275,326. The cost basis for federal income tax purposes is $66,931 lower than the cost basis for GAAP reporting purposes primarily due to the additional basis adjustments attributable to the Company’s share of the allocated losses from its MLP investments. Gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

As of May 31, 2015
Gross unrealized appreciation of investments	$182,857
Gross unrealized depreciation of investments	(13,543)

Net unrealized appreciation of investments	$169,314

7.	Derivative Financial Instruments

As of May 31, 2015, the Company held no derivative instruments, and during the six months ended May 31, 2015, the Company did not have any activity involving derivative instruments. See Note 2 — Significant Accounting Policies.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

8.	Investment Transactions

For the six months ended May 31, 2015, the Company purchased and sold securities in the amounts of $31,186 and $65,245 (excluding short-term investments).

9.	Restricted Securities

From time to time, certain of the Company’s investments may be restricted as to resale. For instance, private investments that are not registered under the Securities Act of 1933, as amended (the “Securities Act”), cannot be offered for public sale in a non-exempt transaction without first being registered. In other cases, certain of the Company’s investments have restrictions such as lock-up agreements that preclude the Company from offering these securities for public sale.

At May 31, 2015, the Company held the following restricted investments:

Investment	Acquisition Date	Type of Restriction	Number of Units (in 000s)	Cost Basis (GAAP)	Fair Value	Fair Value Per Unit	Percent of Net Assets	Percent of Total Assets
Level 2 Investments
Plains GP Holdings, L.P.(1)
Partnership Interests	(2)	(3)	918	$2,945	$25,667	$27.96	8.5%	5.6%

Level 3 Investments(4)
Arc Logistics Partners LP
Common Units	5/14/15	(5)	268	$4,444	$4,621	$17.25	1.5%	1.0%
Capital Product Partners L.P.
Class B Units	(2)	(5)	606	4,329	6,006	9.91	2.0	1.2
Natural Resource Partners L.P.(6)
Common Units — held in escrow	10/1/14	(5)	410	5,164	1,629	3.98	0.6	0.4
Shell Midstream Partners L.P.
Common Units	5/18/15	(5)	128	5,000	5,491	42.83	1.8	1.2

Total				$18,937	$17,747		5.9%	3.8%

Total of all restricted securities				$21,882	$43,414		14.4%	9.4%

(1)	The Company values its investment in Plains AAP, L.P. (“PAA GP”) on an “as exchanged” basis based on the public market value of Plains GP Holdings, L.P. (“Plains GP”). See Note 3 – Fair Value.

(2)	Security was acquired at various dates during the six months ended May 31, 2015 and/or in prior fiscal years.

(3)	The Company’s investment in PAA GP is exchangeable into shares of Plains GP on a one-for-one basis at the Company’s option. Upon exchange, the shares of Plains GP will be free of any restriction.

(4)	Securities are valued using inputs reflecting the Company’s own assumptions as more fully described in Note 2 — Significant Accounting Policies and Note 3 — Fair Value.

(5)	Unregistered or restricted security of a publicly-traded company.

(6)	The Company’s investment in NRP includes 409,617 NRP common units that are in escrow to cover potential indemnification claims. On October 1, 2015, 50% of the units remaining in escrow will be released, with the balance to be released six months thereafter.

10.	Credit Facility and Term Loan

The Company’s senior secured credit facility (the “Credit Facility”) includes a $70,000 secured term loan (the “Term Loan”) and a $120,000 secured revolving credit facility (the “Revolving Credit Facility”). The Term Loan matures on August 28, 2018, and the maturity date of the Revolving Credit Facility is August 28, 2017.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

Outstanding loan balances on the Term Loan accrue interest daily at a rate equal to LIBOR plus 1.35%. The interest rate of the Revolving Credit Facility is equal to LIBOR plus 1.60%, and the Company pays a commitment fee of 0.30% per annum on any unused amounts. If total borrowings under the Credit Facility exceed the borrowing base attributable to “quoted” securities (generally defined as equity investments in securities traded on an exchange and investments in bank debt and high yield bonds that are traded), the interest rate on the Term Loan and Revolving Credit Facility will increase to LIBOR plus 2.00% and LIBOR plus 3.00%, respectively, and the commitment fee on the Revolving Credit Facility will increase to 0.50%.

The maximum amount that the Company can borrow under the Credit Facility is limited to the lesser of $190,000 ($70,000 on the Term Loan and the $120,000 commitment on the Revolving Credit Facility) and the Company’s borrowing base. The borrowing base, subject to certain limitations, is generally calculated by multiplying the fair value of each of the Company’s investments by an advance rate. The total contribution to the borrowing base from private MLPs is limited to no more than 25% of the total borrowing base, and the contribution to the borrowing base from any single issuer of quoted securities and non-quoted securities is limited to no more than 12.5% and 7.5%, respectively, of the total borrowing base.

The obligations under the Credit Facility are collateralized by substantially all of the Company’s assets. The Credit Facility contains affirmative and reporting covenants and certain financial ratio and restrictive covenants, including: (a) maintaining a ratio, of total assets less liabilities (other than indebtedness and preferred stock) to aggregate indebtedness of the Company of not less than 3.0:1.0, (b) maintaining a ratio, of total assets less liabilities (other than indebtedness and preferred stock) to aggregate indebtedness and preferred stock of the Company of not less than 2.25:1.0 and (c) maintaining the value of the portion of the Company’s portfolio that can be converted into cash within specified time periods and valuations at no less than 10% of the principal amount outstanding under the Credit Facility during any period when adjusted outstanding principal amounts exceed a specified threshold percentage of the Company’s adjusted borrowing base. The Credit Facility also contains customary representations and warranties and events of default.

Under the terms of the Credit Facility, if an investment becomes non-performing, it will reduce the Company’s borrowing base. Public MLP equity investments are generally characterized as non-performing if they have not paid a distribution in the most recent quarter, private MLP equity investments are generally characterized as non-performing if such investments fail to pay cash distributions, in their most recent fiscal quarter, that are greater than 80% of their minimum quarterly distribution amount and debt investments are generally characterized as non-performing if such investments are in default of any payment obligations.

Under the terms of the Credit Facility, the Company is restricted from paying distributions to stockholders if, after giving effect to the distribution, the Company would be in default of the Credit Facility.

As of May 31, 2015, $70,000 was borrowed on the Term Loan (at an interest rate of 1.54%) and there were no borrowings on the Revolving Credit Facility ($120,000 of undrawn capacity). Total borrowings of $70,000 represented 34% of the borrowing base of $208,158 (34% of the borrowing base of $205,456 attributable to quoted securities). At May 31, 2015, the Company’s asset coverage ratio under the 1940 Act was 418%.

As of May 31, 2015, the Company was in compliance with all financial and operational covenants required by the Credit Facility.

11.	Preferred Stock

On April 10, 2015, the Company completed a private placement of $25,000 of Series A MRP Shares with an institutional investor. The Series A MRP Shares pay quarterly dividends at a rate of 3.37% per annum and mature on April 10, 2020. The issuance of the Series A MRP Shares was the first issuance under a three-year, $100,000

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

uncommitted private shelf facility provided by the institutional investor. At May 31, 2015, the Company had 1,000,000 shares of MRP Shares outstanding with a total liquidation value of $25,000 ($25.00 per share) and an estimated fair value of $25,100.

As of May 31, 2015, the Series A MRP Shares were rated “AA” by FitchRatings. The dividend rate on the Company’s MRP Shares will increase between 0.5% to 4.0% if the credit rating is downgraded below “A” by FitchRatings. Further, the annual dividend rate for the MRP Shares will increase by 4.0% if no ratings are maintained, and the annual dividend rate will increase by 5.0% if the Company fails to make dividend or certain other payments. The Company is required to maintain a current rating from one rating agency with respect to each series of MRP Shares.

The MRP Shares rank senior to all of the Company’s outstanding common shares and on parity with any other preferred stock. The MRP Shares are redeemable in certain circumstances at the option of the Company and are also subject to a mandatory redemption if the Company fails to meet a total leverage (debt and preferred stock) asset coverage ratio of 225% or fails to maintain its basic maintenance amount as stated in the Company’s rating agency guidelines.

Under the terms of the MRP Shares, the Company may not declare dividends or pay other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to total leverage would be less than 225%.

The holders of the MRP Shares have one vote per share and will vote together with the holders of common stock as a single class except on matters affecting only the holders of MRP Shares or the holders of common stock. The holders of the MRP Shares, voting separately as a single class, have the right to elect at least two directors of the Company.

At May 31, 2015, the Company was in compliance with the asset coverage and basic maintenance requirements of its MRP Shares.

12.	Common Stock

The Company has 199,000,000 shares of common stock authorized. Transactions in common shares for the six months ended May 31, 2015 were as follows:

Shares outstanding at November 30, 2014	10,515,990
Shares issued through reinvestment of distributions	25,911

Shares outstanding at May 31, 2015	10,541,901

13.	Subsequent Events

On June 25, 2015, the Company declared its quarterly distribution of $0.53 per common share for the second quarter of fiscal 2015 for a total of $5,587. The distribution was paid on July 17, 2015. Of this total, pursuant to the Company’s dividend reinvestment plan, $377 was reinvested into the Company through the issuance of 15,906 shares of common stock.

On July 13, 2015, the Company filed a request with the Internal Revenue Service to change the tax accounting method used to compute the adjusted tax cost basis of its MLP securities to the average cost method. See Note 2 — Significant Accounting Policies and Note 6 — Income Taxes.

On July 23, 2015, Kayne Anderson Capital Advisors, L.P. (the managing member of KAFA) and Ares Management, L.P. entered into a definitive merger agreement (the “Merger”) to create Ares Kayne Management, L.P. The Merger is expected to close on or around January 1, 2016, subject to customary regulatory approvals

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

and other closing conditions. Under the terms of the Company’s investment management agreement, the Merger would cause a technical change of control at KAFA (the Company’s investment adviser), resulting in a termination of the current investment management agreement. For that reason a new investment management agreement will need to be approved by stockholders before the closing of the Merger. In the coming weeks, stockholders will receive proxy materials related to a special stockholder meeting that will be called for the purpose of considering and voting on a new investment management agreement.

The Company has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

PRIVACY POLICY NOTICE

(UNAUDITED)

Rev. 01/2011

FACTS	WHAT DOES KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY (“KED”) DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■   Social Security number and account balances

■   Payment history and transaction history

■   Account transactions and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons KED chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does KED share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 877-657-3863 or go to http://www.kaynefunds.com

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

PRIVACY POLICY NOTICE

(UNAUDITED)

Who we are
Who is providing this notice?	KED

What we do
How does KED protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Access to your personal information is on a need-to-know basis. KED has adopted internal policies to protect your non-public personal information.

How does KED collect my personal information?

We collect your personal information, for example, when you

■   Open an account or provide account information

■   Buy securities from us or make a wire transfer

■   Give us your contact information

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■   sharing for affiliates’ everyday business purposes — information about your creditworthiness

■   affiliates from using your information to market to you

■   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ KED does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ KED does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ KED doesn’t jointly market.

Other important information
None.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

DIVIDEND REINVESTMENT PLAN

(UNAUDITED)

Kayne Anderson Energy Development Company, a Maryland corporation (the “Company”), has adopted the following plan (the “Plan”) with respect to distributions declared by its Board of Directors (the “Board”) on shares of its Common Stock:

1. Unless a stockholder specifically elects to receive cash as set forth below, all distributions hereafter declared by the Board shall be payable in shares of the Common Stock of the Company, and no action shall be required on such stockholder’s part to receive a distribution in stock.

2. Such distributions shall be payable on such date or dates as may be fixed from time to time by the Board to stockholders of record at the close of business on the record date(s) established by the Board for the distribution involved.

3. The Company may use newly-issued shares of its Common Stock or purchase shares in the open market in connection with the implementation of the plan. The number of shares to be issued to a stockholder shall be based on share price equal to 95% of the closing price of the Company’s Common Stock one day prior to the dividend payment date.

4. The Board may, in its sole discretion, instruct the Company to purchase shares of its Common Stock in the open market in connection with the implementation of the Plan as follows: If the Company’s Common Stock is trading below net asset value at the time of valuation, upon notice from the Company, the Plan Administrator (as defined below) will receive the dividend or distribution in cash and will purchase Common Stock in the open market, on the New York Stock Exchange or elsewhere, for the Participants’ accounts, except that the Plan Administrator will endeavor to terminate purchases in the open market and cause the Company to issue the remaining shares if, following the commencement of the purchases, the market value of the shares, including brokerage commissions, exceeds the net asset value at the time of valuation. These remaining shares will be issued by the Company at a price equal to the greater of (i) the net asset value at the time of valuation or (ii) 95% of the then current market price.

5. In a case where the Plan Administrator has terminated open market purchases and caused the issuance of remaining shares by the Company, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market, including brokerage commissions, and the price at which the Company issues the remaining shares. To the extent that the Plan Administrator is unable to terminate purchases in the open market before the Plan Administrator has completed its purchases, or remaining shares cannot be issued by the Company because the Company declared a dividend or distribution payable only in cash, and the market price exceeds the net asset value of the shares, the average share purchase price paid by the Plan Administrator may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Company.

6. A stockholder may, however, elect to receive his or its distributions in cash. To exercise this option, such stockholder shall notify American Stock Transfer & Trust Company, the plan administrator and the Company’s transfer agent and registrar (collectively the “Plan Administrator”), in writing so that such notice is received by the Plan Administrator no later than the record date fixed by the Board for the distribution involved.

7. The Plan Administrator will set up an account for shares acquired pursuant to the Plan for each stockholder who has not so elected to receive dividends and distributions in cash (each, a “Participant”). The Plan Administrator may hold each Participant’s shares, together with the shares of other Participants, in non-certificated form in the Plan Administrator’s name or that of its nominee. Upon request by a Participant, received no later than three (3) days prior to the payable date, the Plan Administrator will, instead of crediting shares to and/or carrying shares in a Participant’s account, issue, without charge to the Participant, a certificate registered in the Participant’s name for the number of whole shares payable to the Participant and a check for any fractional share less a broker commission on the sale of such fractional shares. If a

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

DIVIDEND REINVESTMENT PLAN

(UNAUDITED)

request to terminate a Participant’s participation in the Plan is received less than three (3) days before the payable date, dividends and distributions for that payable date will be reinvested. However, subsequent dividends and distributions will be paid to the Participant in cash.

8. The Plan Administrator will confirm to each Participant each acquisition made pursuant to the Plan as soon as practicable but not later than ten (10) business days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a share of Common Stock of the Company, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Administrator will adjust for any such undivided fractional interest in cash at the market value of the Company’s shares at the time of termination.

9. The Plan Administrator will forward to each Participant any Company related proxy solicitation materials and each Company report or other communication to stockholders, and will vote any shares held by it under the Plan in accordance with the instructions set forth on proxies returned by Participants to the Company.

10. In the event that the Company makes available to its stockholders rights to purchase additional shares or other securities, the shares held by the Plan Administrator for each Participant under the Plan will be added to any other shares held by the Participant in certificated form in calculating the number of rights to be issued to the Participant.

11. The Plan Administrator’s service fee, if any, and expenses for administering the Plan will be paid for by the Company.

12. Each Participant may terminate his or its account under the Plan by so notifying the Plan Administrator via the Plan Administrator’s website at www.amstock.com, by filling out the transaction request form located at the bottom of the Participant’s Statement and sending it to American Stock Transfer and Trust Company, P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the Plan Administrator at (866) 627-2675. Such termination will be effective immediately. The Plan may be terminated by the Company upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Company. Upon any termination, the Plan Administrator will cause a certificate or certificates to be issued for the full shares held for the Participant under the Plan and a cash adjustment for any fractional share to be delivered to the Participant without charge to the Participant. If a Participant elects by his or its written notice to the Plan Administrator in advance of termination to have the Plan Administrator sell part or all of his or its shares and remit the proceeds to the Participant, the Plan Administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds.

13. These terms and conditions may be amended or supplemented by the Company at any time but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Administrator receives written notice of the termination of his or its account under the Plan. Any such amendment may include an appointment by the Plan Administrator in its place and stead of a successor agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Administrator under these terms and conditions. Upon any such appointment of any agent for the purpose of receiving dividends and distributions, the Company will be authorized to pay to such successor agent, for each Participant’s account, all dividends and distributions payable on shares of the Company held in the Participant’s name or under the Plan for retention or application by such successor agent as provided in these terms and conditions.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

DIVIDEND REINVESTMENT PLAN

(UNAUDITED)

14. The Plan Administrator will at all times act in good faith and use its best efforts within reasonable limits to ensure its full and timely performance of all services to be performed by it under this Plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Administrator’s negligence, bad faith, or willful misconduct or that of its employees or agents.

15. These terms and conditions shall be governed by the laws of the State of Maryland.

Adopted: September 5, 2006

Amended: July 9, 2007

Amended: April 2, 2009

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

PROXY VOTING AND PORTFOLIO HOLDINGS INFORMATION

(UNAUDITED)

The policies and procedures that the Company uses to determine how to vote proxies relating to its portfolio securities are available:

•	without charge, upon request, by calling (877) 657-3863;

•	on the Company’s website, http://www.kaynefunds.com; and

•	on the SEC’s website, http://www.sec.gov.

Information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (877) 657-3863, and on the SEC’s website at http://www.sec.gov (see Form N-PX).

The Company files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q and Form N-30B-2. The Company’s Form N-Q and Form N-30B-2 are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. The Company also makes its Form N-Q and Form N-30B-2 available on its website at http://www.kaynefunds.com.

REPURCHASE DISCLOSURE

(UNAUDITED)

Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that the Company may from time to time purchase shares of its common and preferred stock in the open market or in privately negotiated transactions.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

RESULTS OF ANNUAL MEETING OF STOCKHOLDERS

(UNAUDITED)

On June 25, 2015, the Company held its annual meeting of stockholders where the following matters were approved by stockholders. As of the record date of May 8, 2015 (the “Record Date”), the Company had 10,541,901 outstanding shares of common stock and 1,000,000 shares of preferred stock outstanding, each of which is entitled to cast one vote. Represented in person or by proxy at this meeting were a total of 9,666,734 shares of common stock, constituting a quorum.

(i)	The election of Kevin S. McCarthy and William L. Thacker as Class III directors, each to serve for a term of three years until the Company’s 2018 annual meeting of stockholders and until his successor is duly elected and qualified.

The election of each of Mr. McCarthy and Mr. Thacker required the affirmative vote of the holders of a majority of the Company’s common stock and preferred stock outstanding as of the Record Date, voting together as a single class.

a.	In the election of Mr. McCarthy, 9,470,712 shares were cast in favor, 112,844 shares were cast against, and 83,177 shares withheld authority.

b.	In the election of Mr. Thacker, 9,443,493 shares were cast in favor, 50,034 shares were cast against, and 173,207 shares withheld authority.

As a result of the vote on this matter, Mr. McCarthy and Mr. Thacker were each elected to serve as a director of the Company for a 3-year term.

Albert L. Richey and James C. Baker continued as directors with terms expiring on the date of the Company’s 2016 annual meeting of stockholders. William R. Cordes, Terry A. Hart and Barry R. Pearl continued as directors with terms expiring on the date of the Company’s 2017 annual meeting of stockholders.

Mr. Hart was added as an interested director in connection with the issuance of the Company’s preferred stock. Pursuant to the terms of the Company’s mandatory redeemable preferred stock, the holders of preferred stock are entitled as a class, to the exclusion of the holders of the Company’s common stock to elect two directors of the Company (the “Preferred Directors”). Mr. Hart is a Preferred Director.

(ii)	The ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for its fiscal year ending November 30, 2015.

The approval of this proposal required the affirmative vote of a majority of the votes cast by the holders of the Company’s common stock outstanding and preferred stock outstanding as of the Record Date, voting together as a single class. For purposes of this proposal, each share of common stock is entitled to one vote, and each share of preferred stock is entitled to one vote. For purposes of the vote on this proposal, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.

On this matter, 9,467,083 shares were cast in favor, 165,820 shares were cast against, 33,831 shares abstained, and there were no broker non-votes.

As a result of the vote on this matter, the proposal was approved.

Directors and Corporate Officers

Kevin S. McCarthy	Chairman of the Board of Directors, President and Chief Executive Officer

William R. Cordes	Director

Barry R. Pearl	Director

Albert L. Richey	Director

William L. Thacker	Director

James C. Baker	Director and Executive Vice President

Terry A. Hart	Director, Chief Financial Officer and Treasurer

David J. Shladovsky	Secretary

Michael O’Neil	Chief Compliance Officer

J.C. Frey	Executive Vice President, Assistant Secretary and Assistant Treasurer

Ron M. Logan, Jr.	Senior Vice President

Jody C. Meraz	Vice President

Investment Adviser KA Fund Advisors, LLC 811 Main Street, 14th Floor Houston, TX 77002	Administrator Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

1800 Avenue of the Stars, Third Floor Los Angeles, CA 90067	Stock Transfer Agent and Registrar American Stock Transfer & Trust Company, LLC 6201 15th Avenue Brooklyn, NY 11219 (888) 888-0317

Custodian JPMorgan Chase Bank, N.A. 14201 North Dallas Parkway, Second Floor Dallas, TX 75254	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 601 S. Figueroa Street, Suite 900 Los Angeles, CA 90017

Legal Counsel Paul Hastings LLP 55 Second Street, 24th Floor San Francisco, CA 94105

Please visit us on the web at http://www.kaynefunds.com or call us toll-free at 1-877-657-3863.

This report, including the financial statements herein, is made available to stockholders of the Company for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Company or of any securities mentioned in this report.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Please see the schedule of investments contained in the KED Semi–Annual Report for the six months ended May 31, 2015 included under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) as of a date within 90 days of the filing date of this report and have concluded that the Registrant’s disclosure controls and procedures are effective, as of such date, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable for semi-annual reports.

(a)(2)	Separate certifications of Principal Executive Officer and Principal Financial Officer of the Registrant pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.CERT.

(b)	Certification of Principal Executive Officer and Principal Financial Officer of the Registrant pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

Date: July 29, 2015	By:	/s/ KEVIN S. MCCARTHY
Kevin S. McCarthy
Chairman of the Board of Directors, President and Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Date: July 29, 2015	By:	/S/ KEVIN S. MCCARTHY
Kevin S. McCarthy
Chairman of the Board of Directors, President and Chief Executive Officer

Date: July 29, 2015	By:	/s/ TERRY A. HART
Terry A. Hart
Chief Financial Officer and Treasurer

Exhibit Index

(a)(1)	Not applicable for semi-annual reports.

(a)(2)	Separate certifications of Principal Executive Officer and Principal Financial Officer of the Registrant pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.CERT.

(b)	Certification of Principal Executive Officer and Principal Financial Officer of the Registrant pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.906 CERT.